Concentrations	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Risks and Uncertainties [Abstract]
CONCENTRATIONS

NOTE 8 – CONCENTRATIONS

Customer concentration

For the nine months ended September 30, 2021, one licensee accounted for 100% of total revenues related to the Company’s biopharmaceutical operation as compared to no licensees for the nine months ended September 30, 2020. For the nine months ended September 30, 2021 and 2020, no customer accounted for over 10% of total revenues from apparel sales included in discontinued operations.

Vendor concentrations

For the nine months ended September 30, 2021, one licensor accounted for 100% of the Company’s vendor license agreements (see below) related to the Company’s biopharmaceutical operation as compared to no licensor for the nine months ended September 30, 2020.

NOTE 10 – CONCENTRATIONS

Customer concentration

For the year ended December 31, 2020, no customer accounted for over 10% of total sales. For the year ended December 31, 2019, one customer accounted for approximately 98.6% of total sales and consisted of the sales of its inventory of shoes. The Company does not expect any sales from this customer in the future and is no longer selling shoes. A reduction in sales from this customer will have a material adverse effect on the Company’s results of operations and financial condition.

Vendor concentrations

Generally, the Company purchases substantially all of its raw materials and inventory from two suppliers. The loss of these suppliers may have a material adverse effect on the Company’s results of operations and financial condition. However, the Company believes that, if necessary, alternate vendors could supply similar products in adequate quantities to avoid material disruptions to operations.